Exhibit 10.43

OMB Control No. 1505-0080

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF PAGES 27

2. AMENDMENT/MODIFICATION NO. 0003

3. EFFECTIVE DATE See Block 16C

4. REQUISITION/PURCHASE REQ. NO. W-6-W2-03-TP-R03 010

5. PROJECT NO. *(If applicable)*

6. ISSUED BY CODE IRS0088

7. ADMINISTERED BY *(If other than Item 6)* CODE

See Item 6

8. NAME AND ADDRESS OF CONTRACTOR *(No. Street, county, State and ZIP: Code)*

OFFICIAL PAYMENTS CORPORATION

CODE | FACILITY CODE

(x)

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

X 10A. MODIFICATION OF CONTRACT/ORDER NO. TIRNO-09-C-00019

10B. DATED *(SEE ITEM 13)* 04/23/2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

None Net Increase: $0.00

This Modification is being issued as follows:

2. All other terms and conditions remain unchanged.

Nina K. Vellayan, EVP & COO

DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST

15B. CONTRACTOR/OFFEROR

[signature]

(Signature of person authorized to sign)

15C. DATE SIGNED 3/23/10

16B. UNITED STATES OF AMERICA

BY Dianne L. Goosby

(Signature of Contracting Officer)

16C. DATE SIGNED 3/29/2010

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105
Computer Generated

Exhibit 10.43 OMB Control No.1505-00801. CONTRACT ID CODE PAGE OF PAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 2 AMENDMENT/MODIFICATION NO. 3 EFFECTIVE DATE U REQUISITION/PURCHASE REQ. NO. 5 PROJECT NO (If applicable) 0003See Block 16C W-6-W2-03-TP-R03 010 6 ISSUED BYCODE IRS0088 7 ADMINISTERED BY (If other than Item 6) CODE Internal Revenue Service 6009 Oxon Hill Road, Suite 500 See Item 6 Oxon Hill, MD 20745 8 NAME AND ADDRESS OF CONTRACTOR (No. Street, county, Stale and ZIP: Code) (x) 9A AMENDMENT OF SOLICITATION NOofficial payments corporation 00051397 2333 SAN ramon valley boulevard STE# 450 9B DATED (SEE ITEM 11)SAN ramon, CA 945834456official payments corporation1 OA MODIFICATION OF CONTRACT/ORDER NO TIRNO-09-C-00019 10B DATED (SEE ITEM 13) CODE FACILITY CODE 04/23/200911. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ☑The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers []extended,[x] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter,provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) None Net Increase: $0.00 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 1OA B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES(such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43 103(b) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF. D. OTHER Specify type of modification and authority) X Mutual Agreement Between the Parties.E. IMPORTANT: Contractor[] is not, [x] is required to sign this document and return 1 copies to the issuing office.14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) This Modification is being issued as follows:1. The clauses listed in the Table Of Contents are hereby incorporated into the Contract 2. All other terms and conditions remain unchanged. Except at provided herein, all terms and conditions of the document referenced in Item 9A or 10A,s heretofore changed, remains unchanged and in full force and effect 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print) Nina K. Velleayan, EVP & COO DIANNE L GOOSBY202-283-1207 / contract specialist 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) I5C. DATE SIGNED 16B. UNITED STATES OF AMERICA I6C. DATE SIGNED 3/29/2010 (Signature of Contracting Officer) 3/23/10 nsn 754O-0/-152-8070 30-105 STANDARD FORM 30 (rev.10-83)previous/edition unusable Computer Generated Prescribed by GSA Prescribed by GSa FAR (48 CFR) 53.243

TABLE OF CONTENTS

			PAGE NOS.
1.	SF 1449 FORM		1-2

2.	ATTACHMENT 1, SUPPLIES OR SERVICES AND PRICES/COSTS		5-8

	2.1	NO-COST, FIXED CONVENIENCE FEE RATE 5	CONTRACT

	2.2	CONTRACT PRICING (CONVENIENCE FEE)	5
		2.2.1 BASE PERIOD	5
		2.2.2 OPTION PERIOD 1	6
		2.2.3 OPTION PERIOD 2	6
		2.2.4 OPTION PERIOD 3	7
		2.2.5 OPTION PERIOD 4	8

	2.3	AUTHORITY — CONTRACTING OFFICER, CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE AND CONTRACTOR’S PROJECT MANAGER	9

	2.4	PERIOD OF PERFORMANCE	10

	2.5	PREPARATION FOR DELIVERY	10

	2.6	MARKING OF SHIPMENTS	10

3.	CLAUSES		11-24
	FAR 52.252-2 CLAUSES INCORPORTATED BY REFERENCE
		52.203-6 Restrictions on Subcontractor Sales to the Government(ALT 1) (FEB 2007)
		52.204-4 Printed or Copied Double-Sided on On Recycled Paper (AUG 2000)
		52.212-4 Contract Terms and Conditions (FEB 2007)
		52.233-4 Applicable Law for Breach of Contract Claim (OCT 2004)
	FAR 52.212-5 CONTRACT TERMS & CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS — COMMERCIAL ITEMS
	FAR 52.216-1 CONTRACT TYPE
	FAR 52.217-8 OPTION TO EXTEND SERVICES

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FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT
FAR 52 237-3 CONTINUITY OF SERVICES
FAR 52.227-19 COMMERCIAL COMPUTER SOFTWARE — RESTRICTED RIGHTS
FAR 52.232-33 PAYMENT BY ELECTRONIC FUNDS TRANSFER — CENTRAL CONTRACTOR REGISTRATION
1052.203-9000 NEWS RELEASES AND ADVERTISEMENTS (JUN 2005)
1052.204-9003 INFORMATION SECURITY TRAINING REQUIREMENT
1052.224-9000a DISCLOSURE OF INFORMATION-SAFEGUARDS
1052.224-9000(d) DISCLOSURE OF “SENSITIVE BUT UNCLASSIFIED” INFORMATION SAFEGUARDS
1052.224-9001 (a) DISCLOSURE OF INFORMATION — CRIMINAL/CIVIL SANCTIONS
1052.224-9001 (b) DISCLOSURE OF INFORMATION — SENSITIVE BUT UNCLASSIFIED USE ONLY
1052-204-9003 INFORMATION SECURITY TRAINING REQUIREMENTS
1052.224-9002 DISCLOSURE OF INFORMATION — INSPECTION

ATTACHMENTS

1. SUPPLIES/SERVICES AND PRICES/COSTS, ATTACHMENT 1 (SEE SECTION 2)	5-8

2. SECTION C, ATTACHMENT 2	25-47

3. APPENDIX A through C, ATTACHMENT 3	48

Page - 3

4. CLAUSES
FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text may be accessed electronically at this address:
http://www.acquisition.gov/comp/far/current/html/52_301Matrix.html

Clause
Number	Title	Date
52.203-6	Restrictions on Subcontractor Sales	(FEB 2007)
	to the Government (ALT 1)	(OCT 1995)
52.204-4	Printed or Copied Double-Sided on	(AUG 2000)
On Recycled Paper
52.212-4	Contract Terms and Conditions	(FEB 2007)
52.233-4	Applicable Law for Breach of	(OCT 2004)
Contract Claim
52.212-1	Instructions to Offerors	(JUNE 2008)
FAR 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items (Sept 2008)
     (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
          (1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).
          (2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78)
     (b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
[Contracting Officer check as appropriate.]
     ☑ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
     ☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

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     ☑ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a) .
     ☐ (4) [Reserved]
     ☐ (5)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).
          ☐ (ii) Alternate I (Oct 1995) of 52.219-6.
          ☐ (iii) Alternate II (Mar 2004) of 52.219-6.
     ☐ (6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).
          ☐ (ii) Alternate I (Oct 1995) of 52.219-7.
          ☐ (iii) Alternate II (Mar 2004) of 52.219-7.
     ☑ (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).
     ☐ (8)(i) 52.219-9, Small Business Subcontracting Plan (Apr 2008) (15 U.S.C. 637(d)(4)).
          ☐ (ii) Alternate I (Oct 2001) of 52.219-9.
          ☐ (iii) Alternate II (Oct 2001) of 52.219-9.
     ☐ (9) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).
     ☐ (10) 52.219-16, Liquidated Damages-Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).
     ☐ (11)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Sept 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
          ☐ (ii) Alternate I (June 2003) of 52.219-23.
     ☐ (12) 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Apr 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
     ☐ (13) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
     ☐ (14) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).
     ☐ (15) 52.219-28, Post Award Small Business Program Rerepresentation (June 2007) (15 U.S.C. 632(a)(2)).
     ☐ (16) 52.222-3, Convict Labor (June 2003) (E.O. 11755).
     ☑ (17) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (Feb 2008) (E.O. 13126).
     ☐ (18) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).
     ☑ (19) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).
     ☑ (20) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).
     ☑ (21) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
     ☑ (22) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212) .

     ☐ (23) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
     ☐ (24)(i) 52.222-50, Combating Trafficking in Persons (Aug 2007) (Applies to all contracts).
          ☐ (ii) Alternate I (Aug 2007) of 52.222-50.
     ☐ (25)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)).
          ☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
     ☐ (26) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42U.S.C. 8259b).
     ☐ (27)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (Dec 2007) (E.O. 13423).
          ☐ (ii) Alternate I (Dec 2007) of 52.223-16.
     ☐ (28) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).
     ☐ (29)(i) 52.225-3, Buy American Act-Free Trade Agreements-Israeli Trade Act (Aug 2007) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).
          ☐ (ii) Alternate I (Jan 2004) of 52.225-3.
          ☐ (iii) Alternate II (Jan 2004) of 52.225-3.
     ☐ (30) 52.225-5, Trade Agreements (Nov 2007) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
     ☐ (31) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
     ☐ (32) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).
     ☐ (33) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).
     ☑ (34) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
     ☐ (35) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
     ☑ (36) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).
     ☑ (37) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).
     ☑ (38) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).
     ☑ (39) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).
     ☐ (40)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).
          ☐ (ii) Alternate I (Apr 2003) of 52.247-64.

     (c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
     [Contracting Officer check as appropriate.]
          ☐ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Nov 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (7) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).
     (d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records-Negotiation.
          (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
          (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settelement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
          (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
     (e)(1) Notwithstanding the requirements of the clauses in paragraphs(a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

          (i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
          (ii) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).
          (iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).
          (iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
          (v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
          (vi) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).
          (vii)52.222-50, Combating Trafficking in Persons (Aug 2007) (22 U.S.C. 7104(g)). Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.
          (viii) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          (ix) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          (x) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
     (2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(End of clause)
     Alternate I (Feb 2000). As prescribed in 12.301(b)(4), delete paragraph (d) from the basic clause, redesignate paragraph (e) as paragraph (d), and revise the reference to “paragraphs (a), (b), (c), or (d) of this clause” in the redesignated paragraph (d) to read “paragraphs (a), (b), and (c) of this clause.”
FAR 52.212-3 Offeror Representations and Certifications — Commercial Items (June 2008)
     An offeror shall complete only paragraph (b) of this provision if the offeror has completed the annual representations and certifications electronically at http://orca.bpn.gov. If an offeror has not completed the annual representations and certifications electronically at the ORCA website, the offeror shall complete only paragraphs (c) through (m) of this provision.
     (a) Definitions.As used in this provision —
     “Emerging small business” means a small business concern whose size is no greater than 50 percent of the numerical size standard for the NAICS code designated.

     “Forced or indentured child labor” means all work or service—
          (1) Exacted from any person under the age of 18 under the menace of any penalty for its nonperformance and for which the worker does not offer himself voluntarily; or
          (2) Performed by any person under the age of 18 pursuant to a contract the enforcement of which can be accomplished by process or penalties.
     “Manufactured end product” means any end product in Federal Supply Classes (FSC) 1000- 9999, except—
(1) FSC 5510, Lumber and Related Basic Wood Materials;
(2) Federal Supply Group (FSG) 87, Agricultural Supplies;
(3) FSG 88, Live Animals;
(4) FSG 89, Food and Related Consumables;
(5) FSC 9410, Crude Grades of Plant Materials;
(6) FSC 9430, Miscellaneous Crude Animal Products, Inedible;
(7) FSC 9440, Miscellaneous Crude Agricultural and Forestry Products;
(8) FSC 9610, Ores;
(9) FSC 9620, Minerals, Natural and Synthetic; and
(10) FSC 9630, Additive Metal Materials.
     “Place of manufacture” means the place where an end product is assembled out of components, or otherwise made or processed from raw materials into the finished product that is to be provided to the Government. If a product is disassembled and reassembled, the place of reassembly is not the place of manufacture.
     “Restricted business operations” means business operations in Sudan that include power production activities, mineral extraction activities, oil-related activities, or the production of military equipment, as those terms are defined in the Sudan Accountability and Divestment Act of 2007 (Pub. L. 110-174). Restricted business operations do not include business operations that the person conducting the business can demonstrate—
          (1) Are conducted under contract directly and exclusively with the regional government of southern Sudan;
          (2) Are conducted pursuant to specific authorization from the Office of Foreign Assets Control in the Department of the Treasury, or are expressly exempted under Federal law from the requirement to be conducted under such authorization;
          (3) Consist of providing goods or services to marginalized populations of Sudan;
          (4) Consist of providing goods or services to an internationally recognized peacekeeping force or humanitarian organization;
          (5) Consist of providing goods or services that are used only to promote health or education; or
          (6) Have been voluntarily suspended.
     “Service-disabled veteran-owned small business concern”—
          (1) Means a small business concern—
               (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and
               (ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

          (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2),with a disability that is service-connected, as defined in 38 U.S.C. 101(16).
     “Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and size standards in this solicitation.
     “Veteran-owned small business concern” means a small business concern-
          (1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2))or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and
          (2) The management and daily business operations of which are controlled by one or more veterans.
     “Women-owned business concern” means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.
     “Women-owned small business concern” means a small business concern-
          (1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and
          (1) Whose management and daily business operations are controlled by one or more women.
     (b)
          (1) Annual Representations and Certifications. Any changes provided by the offeror in paragraph (b)(2) of this provision do not automatically change the representations and certifications posted on the Online Representations and Certifications Application (ORCA) website.
          (2) The offeror has completed the annual representations and certifications electronically via the ORCA website at http://orca.bpn.qov.After reviewing the ORCA database information, the offeror verifies by submission of this offer that the representations and certifications currently posted electronically at FAR 52.212-3, Offeror Representations and Certifications-Commercial Items, have been entered or updated in the last 12 months, are current, accurate, complete, and applicable to this solicitation (including the business size standard applicable to the NAICS code referenced for this solicitation), as of the date of this offer and are incorporated in this offer by reference (see FAR 4.1201),except for paragraphs
     [Offeror to identify the applicable paragraphs at (c) through (m) of this provision that the offeror has completed for the purposes of this solicitation only, if any.
     These amended representation(s) and/or certification(s) are also incorporated in this offer and are current, accurate, and complete as of the date of this offer.
     Any changes provided by the offeror are applicable to this solicitation only, and do not result in an update to the representations and certifications posted on ORCA.]
     (c) Offerors must complete the following representations when the resulting contract will be performed in the United States or its outlying areas. Check all that apply.

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          (1) Small business concern. The offeror represents as part of its offer that it                      is,                      is not a small business concern.
          (2) Veteran-owned small business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents as part of its offer that it                      is,                      is not a veteran-owned small business concern.
          (3) Service-disabled veteran-owned small business concern. [Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (c)(2) of this provision.] The offeror represents as part of its offer that it                      is,                      is not a service-disabled veteran-owned small business concern.
          (4) Small disadvantaged business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents, for general statistical purposes, that it                      is,                      is not a small disadvantaged business concern as defined in 13 CFR 124.1002.
          (5) Women-owned small business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents that it                      is,                      is not a women-owned small business concern.
     Note: Complete paragraphs (c)(6) and (c)(7) only if this solicitation is expected to exceed the simplified acquisition threshold.
          (6) Women-owned business concern (other than small business concern). [Complete only if the offeror is a women-owned business concern and did not represent itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents that it___is a women-owned business concern.
          (7) Tie bid priority for labor surplus area concerns. If this is an invitation for bid, small business offerors may identify the labor surplus areas in which costs to be incurred on account of manufacturing or production (by offeror or first-tier subcontractors) amount to more than 50 percent of the contract price:
          (8) Small Business Size for the Small Business Competitiveness Demonstration Program and for the Targeted Industry Categories under the Small Business Competitiveness Demonstration Program. [Complete only if the offeror has represented itself to be a small business concern under the size standards for this solicitation.]
               (i) [Complete only for solicitations indicated in an addendum as being set-aside for emerging small businesses in one of the designated industry groups (DIGs).] The offeror represents as part of its offer that it                      is,                      is not an emerging small business.
               (ii) [Complete only for solicitations indicated in an addendum as being for one of the targeted industry categories (TICs) or designated industry groups (DIGs).] Offeror represents as follows:
                    (A) Offeror’s number of employees for the past 12 months (check the Employees column if size standard stated in the solicitation is expressed in terms of number of employees); or
                    (B) Offeror’s average annual gross revenue for the last 3 fiscal years (check the Average Annual Gross Number of Revenues column if size standard stated in the solicitation is expressed in terms of annual receipts).
     (Check one of the following):

Number of Employees	Average Annual Gross Revenues
_50 or fewer	_$1 million or less
_51-100	_$1 ,000,001-$2 million
_101-250	_$2,000,001-$3.5 million
_251-500	_$3,500,001-$5 million
_501-750	_$5,000,001-$10 million
_751-1000	_$1 0,000,001-$17 million
_Over 1,000	_Over $17 million

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          (9) [Complete only if the solicitation contains the clause at FAR 52.219-23. Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns, or FAR 52.219-25,Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting, and the offeror desires a benefit based on its disadvantaged status.]
               (i) General. The offeror represents that either—
                    (A) It                      is,                      is not certified by the Small Business Administration as a small disadvantaged business concern and identified, on the date of this representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net), and that no material change in disadvantaged ownership and control has occurred since its certification, and, where the concern is owned by one or more individuals claiming disadvantaged status, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.1 04(c)(2); or
                    (B) It                      has,                      has not submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.
               (ii)                      Joint Ventures under the Price Evaluation Adjustment for Small Disadvantaged Business Concerns. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements in 13 CFR 124.1002(f) and that the representation in paragraph (c)(9)(f) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture:                                         .]
          (10) HUBZone small business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents, as part of its offer, that—
               (i) It                      is,                      is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR Part 126; and
               (ii) It                      is,                      is not a joint venture that complies with the requirements of 13 CFR Part 126, and the representation in paragraph (c)(10)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZ0ne small business concern or concerns that are participating in the joint venture:                     .] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.
     (d) Representations required to implement provisions of Executive Order 11246—
          (1) Previous contracts and compliance. The offeror represents that—
               (i) It                      has,                      has not participated in a previous contract or subcontract subject to the Equal Opportunity clause of this solicitation; and
               (ii) It                      has,                      has not filed all required compliance reports.
          (2) Affirmative Action Compliance. The offeror represents that—
               (i) It                      has developed and has on file,                      has not developed and does not have on file, at each establishment, affirmative action programs required by rules and regulations of the Secretary of Labor (41 CFR parts 60-1 and 60-2), or
               (ii) It                      has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

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     (e) Certification Regarding Payments to Influence Federal Transactions (31 http://uscode.house.gov/uscodecgi/fastweb.exe?getdoc+uscview+t29t32+1665+30++%2831%29%20%20AND%20%28%2831% 29%2OADJ%20USC%29%3ACITE%20%20%20%20%20%20%20%20%20U.S.C.1352). (Applies only if the contract is expected to exceed $100,000.) By submission of its offer, the offeror certifies to the best of its knowledge and belief that no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress or an employee of a Member of Congress on his or her behalf in connection with the award of any resultant contract. If any registrants under the Lobbying Disclosure Act of 1995 have made a lobbying contact on behalf of the offeror with respect to this contract, the offeror shall complete and submit, with its offer, 0MB Standard Form LLL, Disclosure of Lobbying Activities, to provide the name of the registrants. The offeror need not report regularly employed officers or employees of the offeror to whom payments of reasonable compensation were made.
     (f) Buy American Act Certificate. (Applies only if the clause at Federal Acquisition Regulation (FAR) 52.225-1,Buy American Act—Supplies, is included in this solicitation.)
          (1) The offeror certifies that each end product, except those listed in paragraph (f)(2) of this provision, is a domestic end product and that the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The offeror shall list as foreign end products those end products manufactured in the United States that do not qualify as domestic end products. The terms “component,” domestic end product, ‘end product, “foreign end product and United States” are defined in the clause of this solicitation entitled “Buy American Act—Supplies.”
          (2) Foreign End Products:

Line item No.	Country of Origin

[List as necessary]
          (3) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25.
     (g)(1) Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate. (Applies only if the clause at FAR 52.225-3,Buy American Act—Free Trade Agreements—Israeli Trade Act, is included in this solicitation.)
               (i) The offeror certifies that each end product, except those listed in paragraph (g)(1)(ii) or (g)(1)(iii) of this provision, is a domestic end product and that the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The terms “Bahrainian or Moroccan end product,” “component,” “domestic end product” “end product,” “foreign end product,” “Free Trade Agreement country,“Free Trade Agreement country end product,” “Israeli end product” and “United States” are defined in the clause of this solicitation entitled “Buy American Act-Free Trade Agreements-Israeli Trade Act.”
               (ii) The offeror certifies that the following supplies are Free Trade Agreement country end products (other than Bahrainian or Moroccan end products) or Israeli end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:

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Free Trade Agreement Country End Products (Other than Bahrainian or Moroccan End Products) or Israeli End Products:

Line item No.	country of Origin

[List as necessary]
               (iii) The offeror shall list those supplies that are foreign end products (other than those listed in paragraph (g)(1)(ii) of this provision) as defined n the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act.” The offeror shall list as other foreign end products those end products manufactured in the United States that do not qualify as domestic end products.
     Other Foreign End Products:

Line item No.	Country of Origin

[List as necessary]
               (iv) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25.
          (2) Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate, Alternate I. If Alternate I to the clause at FAR 52.225-3 is included in this solicitation, substitute the following paragraph (g)(1)(ii) for paragraph (g)(1)(ii) of the basic provision:
          (g)(1)(ii) The offeror certifies that the following supplies are Canadian end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:
     Canadian End Products:

Line item No.

[List as necessary]
          (3) Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate, Alternate II. If Alternate II to the clause at FAR 52.225-3 is included in this solicitation, substitute the following paragraph (g)(1)(ii) for paragraph (g)(1)(ii) of the basic provision:
          (g)(1)(ii) The offeror certifies that the following supplies are Canadian end products or Israeli end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:
     Canadian or Israeli End Products:

Line item No.	Country of Origin

[List as necessary]

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          (4) Trade Agreements Certificate. (Applies only if the clause at FAR 52.225-5, Trade Agreements, is included in this solicitation.)
               (i) The offeror certifies that each end product, except those listed in paragraph (g)(4)(ii) of this provision, is a U.S.-made or designated country end product, as defined in the clause of this solicitation entitled “Trade Agreements.”
               (ii) The offeror shall list as other end products those end products that are not U.S.-made or designated country end products.
     Other End Products:

Line item No.	Country of Origin

[List as necessary]
               (iii) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25. For line items covered by the WTO GPA, the Government will evaluate offers of U.S.-made or designated country end products without regard to the restrictions of the Buy American Act. The Government will consider for award only offers of U.S. -made or designated country end products unless the Contracting Officer determines that there are no offers for such products or that the offers for such products are insufficient to fulfill the requirements of the solicitation.
     (h) Certification Regarding Responsibility Matters (Executive Order 12689). (Applies only if the contract value is expected to exceed the simplified acquisition threshold.) The offeror certifies, to the best of its knowledge and belief, that the offeror and/or any of its principals—
          (1) ___ Are, ___ are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;
          (2) ___ Have, ___ have not, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a Federal, state or local government contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, violating Federal criminal tax laws, or receiving stolen property;
          (3) ___ Are, ___ are not presently indicted for, or otherwise criminally or civilly charged by a Government entity with, commission of any of these offenses enumerated in paragraph (h)(2) of this clause; and
          (4) ___ Have, ___ have not, within a three-year period preceding this offer, been notified of any delinquent Federal taxes in an amount that exceeds $3,000 for which the liability remains unsatisfied.
               (i) Taxes are considered delinquent if both of the following criteria apply:
                    (A) The tax liability is finally determined. The liability is finally determined if it has been assessed. A liability is not finally determined if there is a pending administrative or judicial challenge. In the case of a judicial challenge to the liability, the liability is not finally determined until all judicial appeal rights have been exhausted.
                    (B) The taxpayer is delinquent in making payment. A taxpayer is delinquent if the taxpayer has failed to pay the tax liability when full payment was due and required. A taxpayer is not delinquent in cases where enforced collection action is precluded.
               (ii) Examples.

Page - 15

                    (A) The taxpayer has received a statutory notice of deficiency, under I.R.C. §6212, which entitles the taxpayer to seek Tax Court review of a proposed tax deficiency. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek Tax Court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.
                    (B) The IRS has filed a notice of Federal tax lien with respect to an assessed tax liability, and the taxpayer has been issued a notice under I.R.C. §6320 entitling the taxpayer to request a hearing with the IRS Office of Appeals contesting the lien filing, and to further appeal to the Tax Court if the IRS determines to sustain the lien filing. In the course of the hearing, the taxpayer is entitled to contest the underlying tax liability because the taxpayer has had no prior opportunity to contest the liability. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek tax court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.
                    (C) The taxpayer has entered into an installment agreement pursuant to I.R.C. §6159. The taxpayer is making timely payments and is in full compliance with the agreement terms. The taxpayer is not delinquent because the taxpayer is not currently required to make full payment.
                    (D) The taxpayer has filed for bankruptcy protection. The taxpayer is not delinquent because enforced collection action is stayed under 11 U.S.C. §362 (the Bankruptcy Code).
     (i) Certification Regarding Knowledge of Child Labor for Listed End Products (Executive Order 13126). [The Contracting Officer must list in paragraph (i)(1) any end products being acquired under this solicitation that are included in the List of Products Requiring Contractor Certification as to Forced or Indentured Child Labor, unless excluded at 22.1503(b).]
          (1) Listed end products.

Listed End Product	Listed Countries of Origin

          (2) Certification. [If the Contracting Officer has identified end products and countries of origin in paragraph (i)(1) of this provision, then the offeror must certify to either (i)(2)(i) or (i)(2)(ii) by checking the appropriate block.]
               [ ] (i) The offeror will not supply any end product listed in paragraph (i)(1) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product.
               [ ] (ii) The offeror may supply an end product listed in paragraph (i)(1) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product. The offeror certifies that it has made a good faith effort to determine whether forced or indentured child labor was used to mine, produce, or manufacture any such end product furnished under this contract. On the basis of those efforts, the offeror certifies that it is not aware of any such use of child labor.
     (j) Place of manufacture. (Does not apply unless the solicitation is predominantly for the acquisition of manufactured end products.) For statistical purposes only, the offeror shall indicate whether the place of manufacture of the end products it expects to provide in response to this solicitation is predominantly—
          (1)___ In the United States (Check this box if the total anticipated price of offered end products manufactured in the United States exceeds the total anticipated price of offered end products manufactured outside the United States); or
          (2)___ Outside the United States.
     (k) Certificates regarding exemptions from the application of the Service Contract Act.
(Certification by the offeror as to its compliance with respect to the contract also constitutes its

Page - 16

certification as to compliance by its subcontractor if it subcontracts out the exempt services.) [The contracting officer is to check a box to indicate if paragraph (k)(1) or (k)(2) applies.]
          [ ] (1) Maintenance, calibration, or repair of certain equipment as described in FAR 22.1003-4(c)(1). The offeror ___ does ___ does not certify that—
               (i) The items of equipment to be serviced under this contract are used regularly for other than Governmental purposes and are sold or traded by the offeror in substantial quantities to the general public in the course of normal business operations;
               (ii) The services will be furnished at prices which are, or are based on, established catalog or market prices (see FAR 22.1003-4(c)(2)(ii)) for the maintenance, calibration, or repair of such equipment; and
               (iii) The compensation (wage and fringe benefits) plan for all service employees performing work under the contract will be the same as that used for these employees and equivalent employees servicing the same equipment of commercial customers.
          [ ] (2) Certain services as described in FAR 22.1003-4(d)(1). The offeror ___ does ___ does not certify that—
               (i) The services under the contract are offered and sold regularly to non-Governmental customers, and are provided by the offeror (or subcontractor in the case of an exempt subcontract) to the general public in substantial quantities in the course of normal business operations;
               (ii) The contract services will be furnished at prices that are, or are based on, established catalog or market prices (see FAR 22.1003-4(d)(2)(iii));
               (iii) Each service employee who will perform the services under the contract will spend only a small portion of his or her time (a monthly average of less than 20 percent of the available hours on an annualized basis, or less than 20 percent of available hours during the contract period if the contract period is less than a month) servicing the Government contract; and
               (iv) The compensation (wage and fringe benefits) plan for all service employees performing work under the contract is the same as that used for these employees and equivalent employees servicing commercial customers.
          (3) If paragraph (k)(1) or (k)(2) of this clause applies—
               (i) If the offeror does not certify to the conditions in paragraph (k)(1) or (k)(2) and the Contracting Officer did not attach a Service Contract Act wage determination to the solicitation, the offeror shall notify the Contracting Officer as soon as possible; and
               (ii) The Contracting Officer may not make an award to the offeror if the offeror fails to execute the certification in paragraph (k)(1) or (k)(2) of this clause or to contact the Contracting Officer as required in paragraph (k)(3)(i) of this clause.
     (I) Taxpayer Identification Number (TIN) (26 U.S.C. 6109, 31 U.S.C. 7701). (Not applicable if the offeror is required to provide this information to a central contractor registration database to be eligible for award.)
          (1) All offerors must submit the information required in paragraphs (I)(3) through (I)(5) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the Internal Revenue Service (IRS).
          (2) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror’s relationship with the Government (31 U.S.C. 7701 (c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror’s TIN.
          (3) Taxpayer Identification Number (TIN).

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                ___ TIN:                                                               .
                ___ TIN has been applied for.
                ___ TIN is not required because:
                ___ Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;
                ___ Offeror is an agency or instrumentality of a foreign government;
                ___ Offeror is an agency or instrumentality of the Federal Government.
          (4) Type of organization.
                ___ Sole proprietorship;
                ___ Partnership;
                ___ Corporate entity (not tax-exempt);
                ___ Corporate entity (tax-exempt);
                ___ Government entity (Federal, State, or local);
                ___ Foreign government;
                ___ International organization per 26 CFR 1.6049-4;
                ___ Other                                                                .
          (5) Common parent.
                ___ Offeror is not owned or controlled by a common parent;
                ___ Name and TIN of common parent:
                Name                                                                .
                TIN                                                                .
     (m) Restricted business operations in Sudan. By submission of its offer, the offeror certifies that it does not conduct any restricted business operations in Sudan.
(End of provision)
FAR 52.216-1 TYPE OF CONTRACT (APR 1984)
The Government contemplates award of a No-Cost to the Government, Fixed Convenience Fee Rate contract resulting from this solicitation.
(End of Provision)
52.217-4 Evaluation of Options Exercised at Time of Contract Award.
     As prescribed in 17.208(b), insert a provision substantially the same as the following:
Evaluation of options Exercised at Time of Contract Award (June 1988)
     Except when it is determined in accordance with FAR 17.206(b) not to be in the Government’s best interests, the Government will evaluate the total price for the basic requirement together with any option(s) exercised at the time of award.
(End of provision)

Page - 18

52.217-5 Evaluation of Options.
     As prescribed in 17.208(c), insert a provision substantially the same as the following:
Evaluation of Options (July 1990)
     Except when it is determined in accordance with FAR 17.206(b) not to be in the Government’s best interests, the Government will evaluate offers for award purposes by adding the total price for all options to the total price for the basic requirement. Evaluation of options will not obligate the Government to exercise the option(s).
(End of provision)
52.217-8 Option to Extend Services.
     As prescribed in 17.208(f), insert a clause substantially the same as the following:
Option to Extend Services (Nov 1999)
     The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 60 days.
(End of clause)
52.217-9 Option to Extend the Term of the Contract.
     As prescribed in 17.208(g), insert a clause substantially the same as the following:
Option to Extend the Term of the Contract (Mar 2000)
     (a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.
     (b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
     (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months.
(End of clause)
52.227-19 Commercial Computer Software License.
     As prescribed in 27.409(g), insert the following clause:

Page - 19

Commercial Computer Software License (Dec 2007)
     (a) Notwithstanding any contrary provisions contained in the Contractor’s standard commercial license or lease agreement, the Contractor agrees that the Government will have the rights that are set forth in paragraph (b) of this clause to use, duplicate or disclose any commercial computer software delivered under this contract. The terms and provisions of this contract shall comply with Federal laws and the Federal Acquisition Regulation.
     (b)(1) The commercial computer software delivered under this contract may not be used, reproduced, or disclosed by the Government except as provided in paragraph (b)(2) of this clause or as expressly stated otherwise in this contract.
          (2) The commercial computer software may be—
               (i) Used or copied for use with the computer(s) for which it was acquired, including use at any Government installation to which the computer(s) may be transferred;
               (ii) Used or copied for use with a backup computer if any computer for which it was acquired is inoperative;
               (iii) Reproduced for safekeeping (archives) or backup purposes;
               (iv) Modified, adapted, or combined with other computer software, provided that the modified, adapted, or combined portions of the derivative software incorporating any of the delivered, commercial computer software shall be subject to same restrictions set forth in this contract;
               (v) Disclosed to and reproduced for use by support service Contractors or their subcontractors, subject to the same restrictions set forth in this contract; and
               (vi) Used or copied for use with a replacement computer.
          (3) If the commercial computer software is otherwise available without disclosure restrictions, the Contractor licenses it to the Government without disclosure restrictions.
     (c) The Contractor shall affix a notice substantially as follows to any commercial computer software delivered under this contract:
Notice-Notwithstanding any other lease or license agreement that may pertain to, or accompany the delivery of, this computer software, the rights of the Government regarding its use, reproduction and disclosure are as set forth in Government Contract No.                                                            .
(End of clause)
52.232-33 Payment by Electronic Funds Transfer—Central Contractor Registration.
     As prescribed in 32.11 1O(a)(1), insert the following clause:
Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003)
     (a) Method of payment.

Page - 20

          (1) All payments by the Government under this contract shall be made by electronic funds transfer (EFT), except as provided in paragraph (a)(2) of this clause. As used in this clause, the term “EFT” refers to the funds transfer and may also include the payment information transfer.
          (2) In the event the Government is unable to release one or more payments by EFT, the Contractor agrees to either—
               (i) Accept payment by check or some other mutually agreeable method of payment; or
               (ii) Request the Government to extend the payment due date until such time as the Government can make payment by EFT (but see paragraph (d) of this clause).
     (b) Contractor’s EFT information. The Government shall make payment to the Contractor using the EFT information contained in the Central Contractor Registration (CCR) database. In the event that the EFT information changes, the Contractor shall be responsible for providing the updated information to the CCR database.
     (c) Mechanisms for EFT payment. The Government may make payment by EFT through either the Automated Clearing House (ACH) network, subject to the rules of the National Automated Clearing House Association, or the Fedwire Transfer System. The rules governing Federal payments through the ACH are contained in 31 CFR Part 210.
     (d) Suspension of payment. If the Contractor’s EFT information in the CCR database is incorrect, then the Government need not make payment to the Contractor under this contract until correct EFT information is entered into the CCR database; and any invoice or contract financing request shall be deemed not to be a proper invoice for the purpose of prompt payment under this contract. The prompt payment terms of the contract regarding notice of an improper invoice and delays in accrual of interest penalties apply.
     (e) Liability for uncompleted or erroneous transfers.
          (1) If an uncompleted or erroneous transfer occurs because the Government used the Contractor’s EFT information incorrectly, the Government remains responsible for—
               (i) Making a correct payment;
               (ii) Paying any prompt payment penalty due; and
               (iii) Recovering any erroneously directed funds.
          (2) If an uncompleted or erroneous transfer occurs because the Contractor’s EFT information was incorrect, or was revised within 30 days of Government release of the EFT payment transaction instruction to the Federal Reserve System, and—
               (i) If the funds are no longer under the control of the payment office, the Government is deemed to have made payment and the Contractor is responsible for recovery of any erroneously directed funds; or
               (ii) If the funds remain under the control of the payment office, the Government shall not make payment, and the provisions of paragraph (d) of this clause shall apply.
     (f) EFT and prompt payment. A payment shall be deemed to have been made in a timely manner in accordance with the prompt payment terms of this contract if, in the EFT payment transaction instruction released to the Federal Reserve System, the date specified for settlement of the payment is on or before the prompt payment due date, provided the specified payment date is a valid date under the rules of the Federal Reserve System.

Page - 21

     (g) EFT and assignment of claims. If the Contractor assigns the proceeds of this contract as provided for in the assignment of claims terms of this contract, the Contractor shall require as a condition of any such assignment, that the assignee shall register separately in the CCR database and shall be paid by EFT in accordance with the terms of this clause. Notwithstanding any other requirement of this contract, payment to an ultimate recipient other than the Contractor, or a financial institution properly recognized under an assignment of claims pursuant to Subpart 32.8,is not permitted. In all respects, the requirements of this clause shall apply to the assignee as if it were the Contractor. EFT information that shows the ultimate recipient of the transfer to be other than the Contractor, in the absence of a proper assignment of claims acceptable to the Government, is incorrect EFT information within the meaning of paragraph (d) of this clause.
     (h) Liability for change of EFT in formation by financial agent. The Government is not liable for errors resulting from changes to EFT information made by the Contractor’s financial agent.
     (i) Payment information. The payment or disbursing office shall forward to the Contractor available payment information that is suitable for transmission as of the date of release of the EFT instruction to the Federal Reserve System. The Government may request the Contractor to designate a desired format and method(s) for delivery of payment information from a list of formats and methods the payment office is capable of executing. However, the Government does not guarantee that any particular format or method of delivery is available at any particular payment office and retains the latitude to use the format and delivery method most convenient to the Government. If the Government makes payment by check in accordance with paragraph (a) of this clause, the Government shall mail the payment information to the remittance address contained in the CCR database.
(End of clause)
52.237-3 Continuity of Services.
     As prescribed in 37.110(c), insert the following clause:
Continuity of Services (Jan 1991)
     (a) The Contractor recognizes that the services under this contract are vital to the Government and must be continued without interruption and that, upon contract expiration, a successor, either the Government or another contractor, may continue them. The Contractor agrees to—
          (1) Furnish phase-in training; and
          (2) Exercise its best efforts and cooperation to effect an orderly and efficient transition to a successor.
     (b) The Contractor shall, upon the Contracting Officer’s written notice, (1) furnish phase-in, phase-out services for up to 90 days after this contract expires and (2) negotiate in good faith a plan with a successor to determine the nature and extent of phase-in, phase-out services required. The plan shall specify a training program and a date for transferring responsibilities for

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each division of work described in the plan, and shall be subject to the Contracting Officer’s approval. The Contractor shall provide sufficient experienced personnel during the phase-in, phase-out period to ensure that the services called for by this contract are maintained at the required level of proficiency.
     (c) The Contractor shall allow as many personnel as practicable to remain on the job to help the successor maintain the continuity and consistency of the services required by this contract. The Contractor also shall disclose necessary personnel records and allow the successor to conduct on-site interviews with these employees. If selected employees are agreeable to the change, the Contractor shall release them at a mutually agreeable date and negotiate transfer of their earned fringe benefits to the successor.
     (d) The Contractor shall be reimbursed for all reasonable phase-in, phase-out costs (i.e., costs incurred within the agreed period after contract expiration that result from phase-in, phase-out operations) and a fee (profit) not to exceed a pro rata portion of the fee (profit) under this contract.
(End of clause)
1052.203-9000 NEWS RELEASES AND ADVERTISEMENTS (JUN 2005)
The Contractor, or anyone acting on behalf of the Contractor, shall not refer to the equipment or services furnished pursuant to the provisions of this contract in any news release or commercial advertising, or in connection with any news release or commercial advertising, without first obtaining explicit written consent to do so from the Contracting Officer. Should any reference to such equipment or services appear in any news release or commercial advertising issued by or on behalf of the Contractor without the required consent, the Government shall consider institution of all remedies available under the provisions of 31 U.S.C. 333 and this contract. Further, a violation of this provision may be considered during the evaluation of past performance in future competitively negotiated acquisitions.
[End of Clause]
1052.224-9000(a) Disclosure of Information-Safeguards (January 1998)
In performance of this contract, the Contractor agrees to comply and assume responsibility for compliance by its employees with the following requirements:
(1) All work shall be performed under the supervision of the contractor or the contractor’s responsible employees.
(2) Any return or return information made available shall be used only for the purpose of carrying out the provisions of this contract. Information contained in such material shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Inspection by or disclosure to anyone other than an officer or employee of

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the contractor shall require prior written approval of the Internal Revenue Service. Requests to make such inspections or disclosures should be addressed to the IRS Contracting Officer.
(3) Should a person (contractor or subcontractor) or one of his/her employees make any unauthorized inspection(s) or disclosure(s) of confidential tax information, the terms of the Default (Fixed Price Supply and Service)clause (FAR 52.249-8), incorporated herein by reference, may be invoked, and the person (contractor or subcontractor) will be considered to be in breach of this contract.
(4) (Include here any additional safeguards provided by the requisitioner.)
[End of Clause]
1052.224-9000(d) Disclosure of “Sensitive but Unclassified” Information Safeguards (March 2008)
Any Treasury Department Information made available or to which access is provided, and which is marked or should be marked “Sensitive but Unclassified Use Only”, shall be used only for the purpose of carrying out the provisions of this contract and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Disclosure to anyone other than an officer or employee of the contractor or subcontractor at any tier shall require prior written approval of the IRS. Requests to make such disclosure should be addressed to the IRS Contracting Officer.
[End of Clause]
1052.2249001A IRSAP 1052.224-9001(a) Disclosure of Information— Criminal/Civil Sanctions (January 1998)
(1) Each officer or employee of any person (contractor or subcontractor) at any tier to whom returns or return information is or may be disclosed shall be notified in writing by the person (contractor or subcontractor) that returns or return information disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any such returns or return information for a purpose or to an extent unauthorized herein constitutes a felony punishable upon conviction by a fine of as much as $5,000 or imprisonment for as long as five years, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such

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unauthorized future disclosure of returns or return information may also result in an award of civil damages against the officer or employee in an amount not less than $1,000 with respect to each instance of unauthorized disclosure plus in the case of willful disclosure or a disclosure which is the result of gross negligence, punitive damages, plus the cost of the action. These penalties are prescribed by IRC Sections 7213 and 7431 and set forth at 26 CFR 301.6103(n)-1.
(2) Each officer or employee of any person (contractor or subcontractor) to whom returns or return information is or may be disclosed shall be notified in writing by such person that any return or return information made available in any format shall be used only for the purpose of carrying out the provisions of this contract and that inspection of any such returns or return information for a purpose or to an extent not authorized herein constitutes a criminal misdemeanor punishable upon conviction by a fine of as much as $1,000.00 or imprisonment for as long as 1 year, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such unauthorized inspection of returns or return information may also result in an award of civil damages against the officer or employee in an amount equal to the sum of the greater of $1,000.00 for each act of unauthorized inspection with respect to which such defendant is found liable or the sum of the actual damages sustained by the plaintiff as a result of such unauthorized inspection plus in the case of a willful inspection or an inspection which is the result of gross negligence, punitive damages, plus the costs of the action. The penalties are prescribed by IRC Sections 7213A and 7431.
(3) Additionally, it is incumbent upon the contractor to inform its officers and employees of the penalties for improper disclosure imposed by the Privacy Act of 1974, 5 U.S.C. 552a. Specifically, 5 U.S.C. 552a(I)(1), which is made applicable to contractors by 5 U.S.C. 552a(m)(1), provides that any officer or employee of a contractor, who by virtue of his/her employment or official position, has possession of or access to agency records which contain individually identifiable information, the disclosure of which is prohibited by the Privacy Act or regulations established thereunder, and who knowing that disclosure of the specific material is so prohibited, willfully discloses the material in any manner to any person or agency not entitled to receive it, shall be guilty of a misdemeanor and fined not more than $5,000.
[End of Clause]
1052.224-9001(b) Disclosure of Information-Sensitive but Unclassified Use Only (March 2008)
Each officer or employee of the contractor or subcontractor at any tier to whom “Sensitive but Unclassified Use Only” information may be made available or disclosed shall be notified in writing by the contractor that “Sensitive but Unclassified Use Only” information disclosed to such officer or employee can be used only for a

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purpose and to the extent authorized herein, and that further disclosure of any such “Sensitive but Unclassified Use Only” information, by any means, for a purpose or to an extent unauthorized herein, may subject the offender to criminal sanctions imposed by 18 U.S.C. Sections 641 and 3571. Section 641 of 18 U.S.C. provides, in pertinent part, that whoever knowingly converts to his use or the use of another, or without authority sells, conveys, or disposes of any record of the United States or whoever receives the same with the intent to convert it to his use or gain, knowing it to have been converted, shall be guilty of a crime punishable by a fine or imprisoned up to ten years or both.
[End of Clause]
1052.224-9002 IRSAP 1052.224-9002 Disclosure of Information—Inspection (December 1988)
The Internal Revenue Service shall have the right to send its officers and employees into the offices and plants of the contractor for inspection of the facilities and operations provided for the performance of any work under this contract. On the basis of such inspection, the Contracting Officer may require specific measures in cases where the contractor is found to be noncompliant with contract safeguards.
[End of Clause]
1052.204-9003 Information Security Training Requirements (Mar 2008)
INFORMATION SECURITY TRAINING REQUIREMENTS (Mar 2008)
(a) The Federal Information Security Management Act of 2002 (FISMA) requires each federal agency to provide periodic information security awareness training to all employees, including contractors, involved in the management, use, or operation of Federal information and information systems. In addition, IRS contractors and their employees are subject to the Taxpayer Browsing Protection Act of 1997, which prohibits willful unauthorized inspection of returns and return information. Violation of the Act could result in civil and criminal penalties.
(b) Contractors and their employees who require staff-like access to IRS information or information systems at an IRS facility or a contractor-owned/managed facility shall complete IRS security awareness training annually, as specified in the contract.
NOTE: “IRS information” means Sensitive But Unclassified (SBU) information, which includes Federal tax returns or return information, Official Use Only (OUO) information, Personally Identifiable Information (PII) and Privacy Act information.
(c) The specified training shall be completed within 30 days of award. Annually

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thereafter, contractor employees shall complete the briefing during the 2nd Quarter and up to April 30, of the fiscal year. Contractor employees assigned to a contract during the period of performance shall complete the required training within 30 days of their start work date.
(d) Contractors shall verify in writing within 30 days of award, and by May 12, of each year thereafter, that all of their affected employees have successfully completed the specified training. Verification reports shall be signed by an official with the legal authority to bind the Contractor.
(e) The IRS will provide access to the training material. Electronic copies of the Information Protection Briefing and ?Awareness Briefing Certification Form? are available on MITS Cybersecurity website, http://mass.web.irs.gov/ITSec/ContractorSecurityTraining.asp. A PowerPoint version of the briefing and copy of the certification form are available for contractors that do not have access to the IRS intranet by the COTR.
(f) No work shall be performed until the contractor employee has completed the specified briefing. If the required training is not completed within the time frame specified, the contractor employee’s application for system and/or building access will be suspended and any current access will be terminated.
[End of clause]
Alternate 1 (JUN 2007)
Substitute the following paragraphs (c), (d) and (f) for paragraphs (c), (d) and (f) of the basic clause when an existing contract, task/delivery/purchase order, interagency agreement, or BPA is being modified.
(c) All training shall be completed within 30 days of contract modification and annually thereafter during the 2nd Quarter and up to April 30, of the fiscal year. Contractor employees assigned to a contract during the period of performance shall complete the required training within 30 days of their start work date.
(d) Contractors shall certify in writing within 30 days of contract modification, and annually thereafter by May 12, that all of their affected employees have successfully completed the specified training. Certifications shall be signed by an official with the legal authority to bind the Contractor.
(f) If the required training is not completed within the time frame specified, the contractor employee’s application for system and/or building access will be suspended and any current access will be terminated.

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